UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 8, 2004	333-81778
Date of Report (Date of earliest event reported)	(Commission File Number)

WHEELING ISLAND GAMING, INC.

(Exact name of registrant as specified in its charter)

Delaware	16-1333214
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 South Stone Street, Wheeling, West Virginia 26003
(Address of Principal Executive Offices) (Zip Code)

(304) 232-5050
(Registrant’s telephone number, including area code)

Item 2.02                                             Results of Operations and Financial Condition

On November 8, 2004, Wheeling Island Gaming, Inc. issued a press release reporting the financial results for the fiscal quarter ended September 26, 2004.  The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.01                                             Regulation FD Disclosure (information furnished under Item 2.02, “Results of Operations and Financial Condition”).

The information contained in this Current Report on Form 8-K is intended to be furnished under Item 2.02, “Results of Operations and Financial Condition” and is provided under Item 7.01 pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.  As such, the information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                             Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

99.1       Press Release, dated November 8, 2004.

A copy of the press release issued by Wheeling Island Gaming, Inc. on November 8, 2004 with respect to its financial results for the quarter ended September 26, 2004 and other corporate information is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING ISLAND GAMING, INC.

	By:	/s/ Michael D. Corbin
Name: Michael D. Corbin
Title: Vice President of Finance

Date: November 10, 2004

EXHIBIT INDEX

DOC. NO.	DOCUMENT DESCRIPTION

99.1	Press Release, dated November 8, 2004.